--------------------------------------------------------------------------------
                                  John Hancock

                                     Patriot
                                       Premium
                                      DIVIDEND FUND II


SEMI
ANNUAL
REPORT

4.30.01



[LOGO]   John Hancock
       ------------------
       JOHN HANCOCK FUNDS

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


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[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.] WELCOME
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Table of contents
--------------------
Your fund
at a glance
page1
--------------------
Managers' report
page 2
--------------------
Fund's investments
page 6
--------------------
Financial statements
page 9
--------------------
For your information
page 21
--------------------

Dear Fellow Shareholders,
The stock market's downward spiral, which began last year with technology stocks, continued through the first quarter of 2001. The slowing economy and a parade of disappointing corporate earnings announcements provoked growing investor concern, and stock declines spread across all market sectors. However, April marked a turning point and the stock market made a comeback, particularly the tech-heavy Nasdaq Composite Index, which surged 15% in one month. There was a growing sense that the worst might be over for the economy, given the Federal Reserve's four interest-rate cuts between January and April totaling two percentage points, and more cuts expected. Even with April's rebound, the market remains volatile and indecisive, as investors try to get a clearer sense of the timetable for economic and corporate recovery.

As always, we will continue to update you on these developments and anything that specifically relates to your fund and its performance. In fact, this newly designed shareholder report is our latest offering in that regard, and is part of our ongoing effort to better serve our shareholders.

Based on your feedback, we set out to create a more inviting report that you could easily navigate and that would provide you with more information on your fund. In addition to the new overall look, there are several prominent changes, including a table of contents and a new summary page opposite this one. The most obvious difference is the report's size. By changing it to a standard mailing format we hope to deliver it to you in an even more timely fashion.

These twice-yearly shareholder reports are your best way to better understand your fund and what has been driving its performance. We encourage you to read them, and hope that our new version will make the task easier and more meaningful.

Sincerely,

Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last six months

[] The economy slowed and interest rates fell.

[] Growing supply and shrinking demand held back preferred-stock returns.

[] Vertically integrated utility companies were some of the Fund's better performers.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Patriot Premium Dividend Fund II". Under the heading is a note that reads "For the six months ended April 30, 2001." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.31% total return for John Hancock Patriot Premium Dividend Fund II. A note below the chart reads "The total return is at net asset value with all distributions reinvested."]
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Top 10 holdings
3.3%     Puget Energy, Inc. (7.45%, Ser II)
2.7%     CH Energy Group
2.2%     Energy East Corp.
2.2%     Alliant Energy Corp.
2.2%     DTE Energy Co.
2.1%     TECO Energy, Inc.
2.0%     Monongahela Power Co. (7.73%, Ser L)
1.9%     Sierra Pacific Power Co. (7.80%, Ser I, Class A)
1.9%     Dominion Resources, Inc.
1.9%     NSTAR

As a percentage of net assets on April 30, 2001.

-----------
YOUR FUND
AT A GLANCE
-----------
The Fund seeks to provide high current income, consistent with modest growth in capital by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium
Dividend Fund II

---------
MANAGERS'
REPORT
---------

Widespread uncertainty over the health of the economy, the direction of interest rates and the wobbly stock market posed significant challenges for both preferred stocks and utility common stocks during the past six months. In the final two months of 2000, preferred stocks exhibited some strength, hoisted by expectations that the Federal Reserve Board would cut interest rates in early 2001 to boost a weakening economy. (Because of their high fixed dividends, preferred stocks tend to rise in value when interest rates fall and fall in price when rates rise, just as bonds do). Further aiding preferreds' performance was declining supply, as issuers deferred issuing new, or refinancing old, preferred stocks until rates declined.

"...demand for preferred stocks waned a bit as investors increasingly sought the higher yields of corporate and junk bonds..."

But the first calendar quarter of 2001 was far more difficult. Even though the Fed lowered interest rates by two percentage points between January and April, the preferred-stock and bond markets essentially stalled. Much of those rate hikes already had been factored into prices, capping preferred stocks' gains. Furthermore, lower interest rates prompted more supply, as issuers floated more new securities, putting additional downward pressure on prices. Finally, demand for preferred stocks waned a bit as investors increasingly sought the higher yields of corporate and junk bonds in a declining interest-rate environment.

UTILITY COMMON STOCKS FADE
Like preferreds, utility common stocks - which made up roughly 35% of the Fund's net assets at the end of April - started out on a relatively strong note. Amid increasing stock market turbulence, defensive investors sought utility stocks for

--------------------------------------------------------------------------------
[A photo of Team leader Gregory Phelps flush right next to first paragraph.]
--------------------------------------------------------------------------------

their relatively stable earnings gains and dividends. Furthermore, utility stocks were attractive thanks to a combination of cost cutting, merger savings and stock buybacks. Finally, the rising price of oil and natural gas helped utilities with subsidiaries involved with the production or delivery of these fuels. However, at the end of January, utility stocks experienced a severe selloff, when investors switched to other industry groups with better growth prospects, anticipating that interest-rate cuts would boost their performance. Utility common stocks regained much of their footing in April, however, and ended the period with slight gains.

PERFORMANCE REVIEW
For the six months ended April 30, 2001, the Fund produced a total return of 6.31% at net asset value. By comparison, the average income and preferred stock closed-end fund returned 5.67%, according to Lipper, Inc. The Dow Jones Utility Average returned 1.99%.

INDIVIDUAL STANDOUTS
Against a rather weak backdrop, we held some very strong performers. The power crisis in California highlighted the importance of vertical integration, meaning the electric utility companies that transmit, distribute and generate power. They are best positioned to prosper in areas of the country short on generating capacity. Among the biggest beneficiaries of this trend were Dominion Resources, DTE Energy, Kansas City Power & Light and TECO Energy. Other winners included companies that have the potential to benefit from their spinoff of unregulated power subsidiaries, such as Xcel Energy, UtiliCorp United and Reliant Energy.

"The Fund held no securities issued by troubled California-based electric utilities."

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[Table at top left-hand side of page entitled "Top five sectors." The first listing is Utilities 67%, the second is Broker services 7%, the third Banks-U.S. 7%, the fourth Finance 6%, and the fifth Oil & gas 5%.
--------------------------------------------------------------------------------

Among our preferred-stock holdings, generally the best performers were those with high coupons, such as Grand Metropolitan Delaware, Shaw Communications and TDS Capital. They were particularly attractive to individual investors looking for high, stable yields in a declining interest-rate environment. Our preferred holdings in Coastal Finance also performed well when the company completed its merger with El Paso Corp. In contrast, our holdings in Ocean Spray Cranberries performed poorly as the demand for the fruit declined and supply expanded.

--------------------------------------------------------------------------------
[Pie chart at in middle of page with heading "Types of investments in the Fund As of April 30, 2001." The chart is divided into three sections (from top to left): Preferred stocks 62%, Common stocks 35% and Short-term investments and other 3%. ]
--------------------------------------------------------------------------------

CAN IT HAPPEN HERE?
The Fund held no securities issued by troubled California-based electric utilities. That said, California's electric power crisis has fueled concerns that other states could face similar problems. In our view, no other state is as vulnerable to the problems that currently beset California. Restructuring of California's electric industry was based on the assumption that electricity demand would grow gradually. Instead, demand raced ahead faster than expected, straining supply and resulting in a power shortage. Deregulation also prevented the utilities from locking in long-term, potentially cheaper, prices for the electricity they bought and limited the price increases they could pass on to their customers.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dominion Resources followed by an up arrow with the phrase "CA power crisis fuels demand for power generators." The second listing is Grand Metropolitan Delaware followed by an up arrow with the phrase "Benefits from demand for high coupons." The third listing is Ocean Spray Cranberries followed by a down arrow with the phrase "Bogged down by weak demand." ]
--------------------------------------------------------------------------------

Meanwhile, the supply of various power sources - including hydropower and natural gas - was drying up or becoming more expensive. No other state in the country comes anywhere near California in its dependence on hydropower or natural-gas-fired electric generation. Some of the most onerous environmental regulations in the country also have effectively prevented the state's electric providers from building new plants. In nearly every other state, a more hospitable environmental backdrop exists. Despite the bumps California has encountered, we believe utility restructuring will continue across the country and be one of the factors that propel utility stocks over the long term.

"...the Federal Reserve Board is now far more concerned with the possibility of a recession than it is with inflation..."

OUTLOOK
It's quite clear that the Federal Reserve Board is now far more concerned with the possibility of a recession than it is with inflation, and therefore will likely continue to cut interest rates until it is satisfied that economic growth is sustainable. If rates do continue to decline, investment-grade preferred stocks should have the wind at their backs. As for utility stocks, the outlook is a bit more mixed, although we remain optimistic. Expectations for better economic growth in the second half of 2001 could prompt many investors to gravitate toward sectors of the market that traditionally have very fast-growing earnings. Even so, our view is that utility stocks may post the highest earnings growth of any sector of the market this year and may be attractive to investors who want good earnings growth coupled with high dividend yields.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

FINANCIAL STATEMENTS

Securities owned by the Fund on April 30, 2001 (unaudited).

This schedule is divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.


SHARES                   ISSUER                                                               VALUE
----------------------------------------------------------------------------------------------------
PREFERRED STOCKS         62.01%                                                         $179,337,916
----------------------------------------------------------------------------------------------------
(Cost $184,406,571)
Agricultural Operations 1.12%                                                             $3,240,000
45,000                  Ocean Spray Cranberries, Inc., 6.25% (R)                           3,240,000
Banks - United States  6.77%                                                              19,560,537
1,060                   ABN AMRO North America, Inc., 8.75%, Ser A (R)                     1,123,600
97,000                  FleetBoston Financial Corp., 6.75%, Depositary Shares, Ser IV      4,934,390
98,900                  HSBC USA, Inc., $2.8575                                            4,796,650
100,000                 J.P. Morgan Chase & Co., 6.625%, Depositary Shares, Ser H          5,130,000
137,376                 J.P. Morgan Chase & Co., 10.84%, Ser C                             3,575,897
Broker Services  7.39%                                                                    21,365,540
95,300                  Bear Stearns Cos., Inc., 5.72%, Ser F                              3,812,000
38,000                  Bear Stearns Cos., Inc., 6.15%, Ser E                              1,599,800
125,000                 Lehman Brothers Holdings, Inc., 5.67%, Depositary Shares, Ser D    5,375,000
53,000                  Lehman Brothers Holdings, Inc., 5.94%, Ser C                       2,173,000
132,300                 Merrill Lynch & Co., Inc., 9.00%, Depositary Shares, Ser A         3,810,240
91,000                  Morgan Stanley Group, Inc., 7.75%, Depositary Shares               4,595,500
Diversified Operations  0.39%                                                              1,128,540
42,000                  Grand Metropolitan Delaware, L.P., 9.42%, Gtd Ser A                1,128,540
Finance 6.43%                                                                             18,604,964
96,000                  Citigroup, Inc., 6.213%, Ser G                                     4,343,040
64,500                  Citigroup, Inc., 6.231%, Depositary Shares, Ser H                  2,954,100
28,500                  Citigroup, Inc., 6.365%, Depositary Shares, Ser F                  1,335,795
160,000                 Citigroup, Inc., 8.40%, Depositary Shares, Ser K                   4,080,000
50,100                  SI Financing Trust I, 9.50%, Gtd Pfd Sec & Purchase Contract       1,267,029
100,000                 USA Education, Inc., 6.97%, Ser A                                  4,625,000


See notes to
financial statements

                                       6


SHARES                   ISSUER                                                               VALUE

Leasing Companies 0.76%                                                                   $2,190,708
90,600                  AMERCO, 8.50%, Ser A                                               2,190,708
Media 1.68%                                                                                4,862,920
199,300                 Shaw Communications, Inc., 8.50% (Canada)                          4,862,920
Oil & Gas 5.41%                                                                           15,655,883
52,548                  Anadarko Petroleum Corp., 5.46%, Depositary Shares                 4,387,758
51,500                  Apache Corp., 5.68%, Depositary Shares, Ser B                      4,313,125
50,000                  Devon Energy Corp., 6.49%, Ser A                                   4,775,000
20,000                  Lasmo America Ltd., 8.15%  (R)                                     2,180,000
Utilities 32.06%                                                                          92,728,824
266,900                 Alabama Power Co., 5.20%                                           5,004,375
10,000                  Baltimore Gas & Electric Co., 6.70%, Ser 1993                        990,000
30,000                  Baltimore Gas & Electric Co., 6.99%, Ser 1995                      3,015,000
66,641                  Boston Edison Co., 4.78%                                           4,548,248
140,000                 Coastal Finance I, 8.375%                                          3,514,000
100,000                 El Paso Tennessee Pipeline Co., 8.25%, Ser A                       5,100,000
33,000                  Florida Power & Light Co., 6.75%, Ser U                            3,283,500
52,000                  Hawaiian Electric Industries Capital Trust I, 8.36%                1,313,000
14,000                  Idaho Power Co., 7.07%                                             1,428,000
11,150                  Indianapolis Power & Light Co., 5.65%                                869,700
16,500                  Massachusetts Electric Co., 6.99%                                  1,674,750
50,000                  MCN Michigan, L.P., 9.375%, Ser A                                  1,265,000
55,500                  Monongahela Power Co., 7.73%, Ser L                                5,785,875
50,000                  Montana Power Co., $6.875                                          4,875,000
45,430                  PSI Energy, Inc., 6.875%                                           4,452,140
45,500                  Public Service Electric & Gas Co., 6.92%                           4,504,500
377,011                 Puget Energy, Inc., 7.45%, Ser II                                  9,406,424
32,000                  Sierra Pacific Power Capital I, 8.60%                                763,200
220,986                 Sierra Pacific Power Co., 7.80%, Ser 1 (Class A)                   5,480,453
50,000                  South Carolina Electric & Gas Co., 6.52%                           4,825,000
172,815                 TDS Capital Trust I, 8.50%                                         4,277,171
112,700                 TDS Capital Trust II, 8.04%                                        2,732,975
122,380                 TXU Electric Co., $1.875, Depositary Shares, Ser A                 3,071,738
34,500                  TXU Electric Co., $7.98                                            3,613,875
95,500                  UtiliCorp Capital, L.P., 8.875%, Ser A                             2,406,600
35,000                  Virginia Electric & Power Co., $6.98                               3,513,300
10,000                  Virginia Electric & Power Co., $7.05                               1,015,000

----------------------------------------------------------------------------------------------------
COMMON STOCKS 34.55%                                                                     $99,925,990
----------------------------------------------------------------------------------------------------
(Cost $82,591,129)
Utilities 34.55%                                                                         $99,925,990
199,900                 Alliant Energy Corp.                                               6,236,880
62,000                  Ameren Corp.                                                       2,602,140
176,300                 CH Energy Group, Inc.                                              7,766,015
79,700                  Dominion Resources, Inc.                                           5,458,653
107,000                 DPL, Inc.                                                          3,315,930
148,500                 DTE Energy Co.                                                     6,225,120
75,000                  Duke Energy Corp.                                                  3,507,000
311,000                 Energy East Corp.                                                  6,266,650


See notes to
financial statements

                                       7


SHARES                   ISSUER                                                               VALUE

Utilities (continued)
188,200                 Kansas City Power & Light Co.                                     $4,912,020
95,000                  KeySpan Corp.                                                      3,771,500
254,600                 Montana Power Co.                                                  3,172,316
135,000                 NSTAR                                                              5,443,200
246,000                 OGE Energy Corp.                                                   5,424,300
170,000                 Potomac Electric Power Co.                                         3,716,200
176,250                 Progress Energy, Inc.                                                 79,313
130,400                 Puget Energy, Inc.                                                 3,095,696
82,300                  Reliant Energy, Inc.                                               4,077,965
333,000                 Sierra Pacific Resources                                           5,331,330
185,750                 TECO Energy, Inc.                                                  5,942,143
137,500                 UtiliCorp United, Inc.                                             4,853,750
103,500                 Western Resources, Inc.                                            2,563,695
37,400                  WPS Resources Corp.                                                1,234,574
158,000                 Xcel Energy, Inc.                                                  4,929,600

                                                            INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                          RATE          (000S OMITTED)      VALUE
----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.37%                                                              $9,759,000
----------------------------------------------------------------------------------------------------
(Cost $9,759,000)
Commercial Paper 3.37%
Chevron USA, Inc., 05-01-01                                  4.60%            $9,759      $9,759,000

----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.93%                                                                $289,022,906
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET 0.07%                                                     $201,007
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                                $289,223,913
----------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,543,600, or 2.26% of net assets as of April 30, 2001.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S.
dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

                                       8


FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $276,756,700)                            $289,022,906
Cash                                                                     812,094
Receivable for investments sold                                          796,548
Dividends receivable                                                     977,644
Other assets                                                              53,288
Total assets                                                         291,662,480

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                        810,765
Dutch Auction Rate Transferable Securities preferred shares
 (DARTS) dividends payable                                               323,334
Common shares dividends payable                                          975,243
Payable to affiliates                                                    217,831
Other payables and accrued expenses                                      111,394
Total liabilities                                                      2,438,567

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
DARTS Series A without par value, unlimited number of
 shares of beneficial interest authorized, 500 shares issued,
 liquidation preference of $100,000 per share                         50,000,000
DARTS Series B without par value, unlimited number of
 shares of beneficial interest authorized, 500 shares issued,
 liquidation preference of $100,000 per share                         50,000,000
Common shares - without par value, unlimited number
 of shares of beneficial interest authorized,
 15,002,724 outstanding                                              168,349,024
Accumulated net realized gain on investments                           7,163,727
Net unrealized appreciation of investments                            12,266,206
Undistributed net investment income                                    1,444,956
Net assets applicable to common shares
  ($12.61 per share based on
  common shares outstanding)                                         189,223,913
Net assets                                                          $289,223,913

-----------
ASSETS AND
LIABILITIES
-----------

April 30, 2001
(unaudited).

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value for each common share.

See notes to
financial statements.

                                       9


FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the period ended
April 30, 2001
(unaudited).1

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends                                                            $9,537,300
Interest                                                                225,561

Total investment income                                               9,762,861

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             1,197,137
Administration fee                                                      141,711
DARTS and auction fees                                                  133,760
Miscellaneous                                                           133,438
Custodian fee                                                            34,028
Printing                                                                 27,148
Auditing fee                                                             26,929
Transfer agent fee                                                       16,530
Trustees' fees                                                            5,776
Legal fees                                                                1,460
Total expenses                                                        1,717,917
Net investment income                                                 8,044,944

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain from investments                                    6,372,875
Change in net unrealized appreciation (depreciation)
 on investments                                                        (719,872)
Net realized and unrealized gain                                      5,653,003
Increase in net assets from operations                               13,697,947
Distributions to DARTS                                               (8,116,355)
Net increase in net assets applicable
 to common shareholders resulting from
 operations less DARTS distributions                                 $5,581,592

1Semiannual period from 11-1-00 through 4-30-01.

See notes to
financial statements.

                                       10


FINANCIAL STATEMENTS

                                                 YEAR                 PERIOD
                                                 ENDED                ENDED
                                                 10-31-00             4-30-01 1

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                           $15,875,177          $8,044,944
Net realized gain                                   792,931           6,372,875
Change in net unrealized
 appreciation (depreciation)                      1,883,344            (719,872)

Increase in net assets
 resulting from operations                       18,551,452          13,697,947

--------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------
DARTS Series A preferred shares                  (2,299,317)         (1,130,001)
DARTS Series B preferred shares                  (2,287,293)         (1,135,618)
Common shares
 From net investment income                     (11,701,378)         (5,850,736)
                                                (16,287,988)         (8,116,355)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                             281,378,857         283,642,321
End of period2                                 $283,642,321        $289,223,913

1Semiannual period from 11-1-00 through 4-30-01. Unaudited.
2Includes undistributed net investment income of $1,516,367 and $1,444,956, respectively.

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions and any increase or decrease due to the sale of common shares and DARTS.

See notes to
financial statements.


                                       11


----------
FINANCIAL
HIGHLIGHTS
----------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                        10-31-96         10-31-97           10-31-98         10-31-99        10-31-00         4-30-01 1

------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                  $11.88           $11.76            $12.34            $13.23          $12.09          $12.24
Net investment income2                  1.19             1.16              1.09              1.07            1.06            0.54
Net realized and unrealized
 gain (loss) on investments            (0.06)            0.75              0.97             (1.10)           0.21            0.37
Total from
 investment operations                  1.13             1.91              2.06             (0.03)           1.27            0.91
Less distributions
Dividends to DARTS shareholders        (0.28)           (0.27)            (0.27)            (0.26)          (0.31)          (0.15)
Dividends from accumulated
 net investment income
 to common shareholders                (0.97)           (1.06)            (0.90)            (0.84)          (0.81)          (0.39)
Distributions in excess of
 net investment income
 to common shareholders                   -                -                 -              (0.01)             -               -
                                       (1.25)           (1.33)            (1.17)            (1.11)          (1.12)          (0.54)
Net asset value, end of period        $11.76           $12.34            $13.23            $12.09          $12.24          $12.61
Per share market value,
 end of period                       $10.875          $11.500           $12.125            $9.750         $10.125         $10.700
Total return at market value3 (%)       9.86            16.12             13.51            (13.16)          12.56            9.58 4

------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common
 shares, end of period (in millions)    $177             $185              $199              $181            $184            $189
Ratio of expenses to
 average net assets5 (%)                1.98             1.89              1.72              1.74            1.85          1.86 6
Ratio of net investment income
 to average net assets7 (%)            10.15             9.71              8.24              8.29            9.13          8.73 6
Portfolio turnover (%)                    35               41                27                26              18              14


See notes to
fianncial statements

                                       12

----------
FINANCIAL
HIGHLIGHTS
----------


PERIOD ENDED                        10-31-96         10-31-97           10-31-98         10-31-99        10-31-00         4-30-01 1

------------------------------------------------------------------------------------------------------------------------------------
SENIOR SECURITIES
------------------------------------------------------------------------------------------------------------------------------------

Total DARTS Series A Outstanding
 (in millions)                           $50              $50                $50              $50             $50                $50
Total DARTS Series B Outstanding
 (in millions)                           $50              $50                $50              $50             $50                $50
Asset coverage per unit8            $272,651         $284,939           $302,763         $286,177        $283,629           $285,839
Involuntary liquidation preference
 DARTS A per unit5                  $100,000         $100,000           $100,000         $100,000        $100,000           $100,000
Involuntary liquidation preference
 DARTS B per unit5                  $100,000         $100,000           $100,000         $100,000        $100,000           $100,000
Approximate market value per unit9  $100,000         $100,000           $100,000         $100,000        $100,000           $100,000

1 Semiannual period from 11-1-00 through 4-30-01. Unaudited.
2 Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment.
4 Not annualized.
5 Ratios calculated on the basis of expenses relative to the average net assets for common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.26%, 1.21%, 1.14%, 1.14%, 1.17% and 1.21%, respectively.
6 Annualized.
7 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 6.47%, 6.24%, 5.48%, 5.46%, 5.80% and 5.68%, respectively.
8 Calculated by subtracting the Fund's total liabilities (excluding the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.
9 Plus accumulated and unpaid dividends.

See notes to
financial statements.

----------
NOTES TO
STATEMENTS
----------

Unaudited.

NOTE A
Accounting policies
John Hancock Patriot Premium Dividend Fund II (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended.

Significant accounting policies of the Fund are as follows:

Valuation of investments
Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Investment transactions
Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Federal income taxes
The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders.

Dividends, interest and distributions
Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Use of estimates
The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Dutch Auction Rate Transferable Securities (DARTS) preferred stock Series A and Series B

Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates on the DARTS Series A and Series B ranged from 3.84% to 4.95% and 3.78% to 4.94%, respectively, during the period ended April 30, 2001.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the common shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and common shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the DARTS, as defined in the Fund's By-Laws.

NOTE B
Management fee and transactions with affiliates and others
The Fund has an investment management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of:(a) 0.50% of the Fund's average weekly net assets, plus 5.00% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended April 30, 2001, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and distribution disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The deferred compensation plan investments had no impact on the operations of the Fund.

NOTE C
Investment
transactions
Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended April 30, 2001, aggregated $40,068,071 and $49,161,595, respectively.

The cost of investments owned at April 30, 2001 (including short-term investments) for federal income tax purposes was $276,760,619. Gross unrealized appreciation and depreciation of investments aggregated $21,377,417 and $9,115,130, respectively, resulting in net unrealized appreciation of $12,262,287.

NOTE D
Fund common share transactions
This listing illustrates the reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value.

                           YEAR ENDED 10-31-00           PERIOD ENDED 4-30-01 1
                          SHARES         AMOUNT           SHARES          AMOUNT

Beginning of period   15,002,724   $168,421,653       15,002,724    $168,349,024
Reclassification of
 capital accounts          -            (72,629)           -               -
End of period         15,002,724    $168,349,024      15,002,724    $168,349,024

1Semiannual period from 11-1-00 to 4-30-01. Unaudited.

INVESTMENT
OBJECTIVE
AND POLICY
The Fund's investment objective is to provide high current income, consistent with modest growth of capital, for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend- paying preferred and common equity securities.

The Fund's non-fundamental investment policy, with respect to the quality of ratings of its portfolio investments, was changed by a vote of the Fund's Trustees on September 13, 1994. The new policy, which became effective October 15, 1994, stipulates that preferred stocks and debt obligations in which the Fund will invest will be rated investment grade (at least "BBB" by S&P or "Baa" by Moody's) at the time of investment or will be preferred stocks of issuers of investment-grade senior debt, some of which may have speculative characteristics, or, if not rated, will be of comparable quality as determined by the Adviser. The Fund will invest in common stocks of issuers whose senior debt is rated investment grade or, in the case of issuers who have no rated senior debt outstanding, whose senior debt is considered by the Adviser to be of comparable quality.

DIVIDEND
REINVESTMENT PLAN
The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of common shares may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210, as agent for the common shareholders. Holders of common shares who do not elect to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the common shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders may join the Plan by filling out and mailing an authorization card showing an election to revisit all or a portion of dividend payments. If received in proper form by State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209 no later than seven business days before the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker, bank or nominee to participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex- dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per-share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Premium Dividend Fund II, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

State Street Bank and
Trust Company
P.O. Box 8200
Boston, Massachusetts
02266-8200
1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 29, 2001, the Annual Meeting of John Hancock Patriot Premium Dividend Fund II (the "Fund") was held to elect three Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund.

The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                               WITHHELD
                               FOR                             AUTHORITY
--------------------------------------------------------------------------------
Steven R. Pruchansky           9,126,609                         118,302
Norman H. Smith                9,104,589                         140,321

The preferred shareholders elected Steven L. Brown to serve until his successor is duly elected and qualified, with the votes tabulated as follows: 591 FOR and 0 WITHHELD AUTHORITY.

The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending October 31, 2001, with the votes tabulated as follows: 9,128,960 FOR, 22,380 AGAINST and 94,163 ABSTAINING.

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner
Steven R. Pruchansky*
Lt. Gen. Norman H. Smith,
 USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer
Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

James J. Stokowski
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND
TRANSFER AGENT FOR
COMMON SHAREHOLDERS
State Street Bank and Trust
Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
FOR DARTS
Bankers Trust Company
4 Albany Street
New York, New York 10005

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL
Listed New York Stock Exchange:
PDT

For shareholder assistance
refer to page 19

-----------
FOR YOUR
INFORMATION
-----------

--------------------------------------------------------------------------------

----------
HOW TO
CONTACT US
----------

On the Internet                     www.jhfunds.com

By regular mail                     State Street Bank and Trust Company
                                    P.O. Box 8200
                                    Boston, MA 02266-8200

Customer service representatives    1-800-426-5523

24-hour automated information       1-800-843-0090

[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS

1-800-426-5523
1-800-843-0090

www.jhfunds.com


                                                                     P20SA  4/01
                                                                            6/01